UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 12, 2004

                            The J. M. Smucker Company
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Ohio                           1-5111                  34-0538550
----------------------------          -------------          -------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

         One Strawberry Lane
           Orrville, Ohio                                        44667-0280
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (330) 682-3000

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events and Regulation FD Disclosure.

The J. M. Smucker Company (NYSE: SJM) has issued a press release announcing that it has entered into an agreement to sell its Australian subsidiary, Henry Jones Foods, Pty. Ltd., to SPC Ardmona Ltd. (ASX:SPC.AX) in an all cash transaction. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

          Exhibit             Exhibit
          Number              Description
          -------             -----------

           99.1               Press Release, dated May 11, 2004

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE J. M. SMUCKER COMPANY

                                      By: /s/ Richard K. Smucker
                                          --------------------------------------
                                          Richard K. Smucker
                                          President, Co-Chief Executive Officer,
                                          and Chief Financial Officer

Date: May 12, 2004

                                  EXHIBIT INDEX

          Exhibit             Exhibit
          Number              Description
          -------             -----------

           99.1               Press Release, dated May 11, 2004